SPECIMEN STOCK CERTIFICATE

COMMON SHARES                                                     COMMON SHARES


                           [LOGO BRIDGE VIEW BANCORP]


             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY



                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 108058 10 8

THIS CERTIFIES THAT




is the owner

                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

                              BRIDGE VIEW BANCORP

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Countersigned:

    AMERICAN STOCK TRANSFER & TRUST COMPANY
              (New York, N.Y.)           Transfer Agent

By

                                   Authorized Signature



                                 [CORPORATE SEAL]



          CORPORATE SECRETARY                               PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of
              survivorship and not as tenants
              in common

UNIF GIFT MIN ACT--_________ Custodian _________
                    (Cust)              (Minor)
                   Under Uniform Gifts to Minors
                   Act ________
                       (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE.
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

______________________________________
NOTICE:
       The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.